SECOND AMENDMENT TO AGREEMENT TO CONTRIBUTE


     THIS SECOND AMENDMENT, entered into as of the 30 day of October, 1997, by and between VININGS INVESTMENT PROPERTIES, L.P., a Delaware limited partnership (hereinafter referred to as the "Partnership"), and WINDRUSH PARTNERS, LTD., a Georgia limited partnership (hereinafter referred to as "Contributor");

                              W I T N E S S E T H:

     WHEREAS, the Partnership and the Contributor have entered into that certain Agreement to Contribute, dated April 1, 1997, as amended by that certain
Amendment to Agreement to Contribute, dated August 11, 1997 (hereinafter referred to as the "Agreement"); and

     WHEREAS, the Partnership and the Contributor desire to amend the Agreement as hereinbelow set forth;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and the Contributor agree as follows:

     1. Section 4 (e) of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

          (e)  Notwithstanding  anything  to the  contrary  set  forth  in  this
     Agreement, in the event this Agreement has not been terminated in accordance with the terms of Section 4 (a) above and provided that, as of the expiration of the Inspection Period, all issues relating in any way to Partnership's assumption of the Lender Loan have not been resolved and/or satisfied, as determined by Partnership in its sole and absolute discretion, then the Inspection Period shall be automatically extended until thirty (30) days from and after all issues related to Partnership's assumption of the Lender Loan have been so satisfied; provided, always, however, that the Inspection Period shall not extend beyond December 15, 1997, unless the parties hereto expressly agree in writing to the contrary.

     2. The Partnership and the Contributor hereby acknowledge and agree that all issues related to the Partnership's assumption of the Lender Loan were satisfied on November 13, 1997, and the Inspection Period expires on December 15, 1997.

     3. Section 4(d) of the Agreement is hereby amended to delete the term "Effective Date" in the fourth line thereof, and insert the word "Closing" in lieu thereof.

     4. Section 9(a)(xli) is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "(xli) Contributor is an "accredited investor" as defined in Regulation D promulgated under the Securities Act because it has more than $5,000,000.00 in total assets."

     5. Section 22(a) is hereby amended by deleting the name and address for "Darla Jaben Mesnick" and inserting the following in lieu thereof:

                  Scott C. Withrow, Esq.
                  Withrow, McQuade & Olsen
                  3379 Peachtree Road, N.E.
                  Suite 970
                  Atlanta, Georgia 30326
                  Telecopy: (404) 814-0009

     6. Section 22(b) is hereby amended by inserting the following after the address for Goodwin, Procter & Hoar LLP:

         and to:           Darla Jaben Mesnick, Esq.
                           445 Spalding Drive
                           Atlanta, Georgia 30328
                           Telecopy: (770) 668-1653

     7. All capitalized terms used herein, not otherwise defined, shall have the meanings ascribed thereto in the Agreement.

     8. All other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Partnership and the Contributor have duly signed and sealed this Second Amendment, effective as of the day and year first above written.

                                  CONTRIBUTOR:

                                  WINDRUSH   PARTNERS,    LTD.,
                                  a Georgia limited partnership

                                  By:Hallmark Group Real Estate  Services  Corp.
                                     a Georgia corporation, as general partner

                                  By:/s/ Peter D. Anzo
                                  --------------------
                                  Peter D. Anzo
                                  Title: CEO


                                  [CORPORATE SEAL]


                                  PARTNERSHIP:

                                  Vinings  Investment  Properties,   L.P.,
                                  a  Delaware limited partnership

                                  By: Vinings   Investment   Properties  Trust,
                                  a Massachusetts business trust, as general partner

                                  By:/s/ Stephanie A. Reed
                                  ------------------------
                                  Stephanie A. Reed
                                  Title: Vice President